UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2025

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 N St. NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

                         Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 11, 2025, Cogent Communications Holdings, Inc.’s (the “Company”) wholly owned subsidiary, Cogent Communications, LLC (“Cogent”), entered into a Second Amendment to Lease Agreement (the “Second Amendment”) with Sodium, LLC, an entity owned by the Company’s Chief Executive Officer, David Schaeffer.

The original Lease Agreement, dated April 16, 2015, between Sodium LLC and Cogent Communications, Inc. (the “Lease”) had an initial expiration date of May 11, 2020. A First Amendment to Lease Agreement, dated February 28, 2020, extended the term of the Lease to May 10, 2025 (the “First Amendment”).

The Second Amendment extends the term of the Lease until May 10, 2030. No other changes were made to the other terms of the Lease. The Audit Committee of the Company’s Board of Directors, which is responsible for reviewing any related party transactions, reviewed and approved Cogent’s entry into the Second Amendment.

The Lease is for approximately 43,117 square feet of space in the building located at 2450 N Street, NW, Washington, D.C. 20037, which is the headquarters address for the Company and its subsidiaries in the United States. Under the Second Amendment, the Lease remains terminable by Cogent without penalty upon 60 days written notice. The amount of fixed annual rent during the term of the Lease is currently approximately $991,691.

The foregoing summary of the Lease, the First Amendment and the Second Amendment is qualified in its entirety by the complete text of the Lease, First Amendment and Second Amendment, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3 respectively, and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Lease Agreement, dated April 16, 2015, between Sodium LLC and Cogent Communications, Inc. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on April 17, 2015, and incorporated herein by reference).
10.2	First Amendment to Lease Agreement, dated February 28, 2020, between Sodium LLC and Cogent Communications, Inc. (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on March 2, 2020, and incorporated herein by reference).
10.3	Second Amendment to Lease Agreement, dated March 11, 2025, between Sodium LLC and Cogent Communications, LLC (filed herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

March 12, 2025	By:	/s/ David Schaeffer
		Name:	David Schaeffer
		Title:	President and Chief Executive Officer